UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2012

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

324 South 400 West, Suite 250, Salt Lake City, Utah
(Address of principal executive offices)

84101
(Zip code)

(801) 355-2227
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

BMB Munai, Inc. (the “Company”) previously reported in a Current Report on Form 8-K dated September 20, 2012, that the $36 million held in escrow from the sale of the Company’s formerly wholly-owned subsidiary Emir Oil, LLP has been released to the Company.  As contemplated at the time of the sale, the board of directors of the Company promptly met after the release of the escrow funds to determine the amount and timing of the second cash distribution to be made to the Company’s stockholders, after giving effect to required fund allocations (including those discussed in the September 20, 2012 Form 8-K), actual costs incurred and other factors.  In furtherance thereof, the board of directors has declared a second cash distribution to stockholders of $0.30 per share, the top end of the range per share originally contemplated when the Company publicly disclosed in its Current Report on Form 8-K dated February 14, 2011 that it had agreed to sell its Emir Oil, LLP subsidiary.

The second distribution will be payable on October 30, 2012 to the common stockholders of record on October 15, 2012.  Pursuant to Financial Industry Regulatory Authority (“FINRA”) Rule 11140(b)(2), because the distribution exceeds 25% of the value of Company’s common stock, the ex-dividend date for the distribution will be the first business day following the payable date.  The Company’s common stock price as quoted on the OTCQB is expected to be adjusted downward on the ex-dividend date to reflect the payment of the distribution.

Following the second distribution, the Company expects to finalize the winding down of its operations in Kazakhstan and anticipates for the foreseeable future continuing its efforts to identify new business opportunities that will allow it to take advantage of the expertise of the Company’s management staff and return additional value to its stockholders.  The Company does not currently generate revenue and does not anticipate generating revenue until such time as it is able to identify and exploit a new business opportunity.  No assurance can be given that the Company will be able to identify or exploit any new business opportunity, or that it will have the funds then available to it that will enable it to seek to take advantage of any such opportunity.  These factors raise substantial doubt about our ability to continue as a going concern.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking” statements regarding a second cash distributions from the proceeds of the sale of Emir Oil, LLP and the Company’s efforts and ability to identify and engage in a new business opportunity in the future.  All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business and regulatory other risks and factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are made only as of the date of this Current Report on Form 8-K and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: October 9, 2012	By:	/s/ Adam R. Cook
Adam R. Cook
Corporate Secretary

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